ING Mutual Funds

ING International Small Cap Fund

(“Fund”)

Supplement dated March 15, 2013

to the Fund’s Class A, Class B, Class C, Class I, Class O, and Class W

Prospectus dated February 28, 2013; and

to the Fund’s Class A, Class B, Class C, Class I, Class O and Class W

Summary Prospectus dated February 28, 2013

(each a “Prospectus” and collectively “Prospectuses”)

On March 7, 2013, the Fund’s Board of Trustees (“Board”) approved replacing Schroder Investment Management North America Inc. (“Schroders”) as a sub-adviser to the Fund with Wellington Management Company, LLP (“Wellington Management”) effective beginning April 30, 2013. Schroders currently manages a portion of the Fund’s assets, and Acadian Asset Management LLC (“Acadian”) currently manages the other portion of the Fund’s assets. From the close of business on April 14, 2013 through the close of business on April 29, 2013, the Fund will be in a “transition period” during which time a transition manager will sell all or most of the assets managed by Schroders and the transition manager may hold a large portion of the Fund’s assets in temporary investments. During this time, the Fund may not be pursuing its investment objective and strategies, and limitation on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in significant buy and sell transactions. Such transactions may be made at a disadvantageous time and may result in the realization of taxable gains or losses for the Fund resulting in taxable distributions to the Fund’s shareholders. In addition, these transactions will also result in transactional costs, which are ultimately borne by shareholders. Effective on or about April 30, 2013, Acadian and Wellington Management will be the two sub-advisers managing the Fund’s assets. In conjunction with the change to one of the Fund’s sub-advisers from Schroders to Wellington Management, Matthew Dobbs will be replaced as portfolio manager for the portion of the Fund’s assets managed by Schroders. Simon H. Thomas and Daniel Maguire will be added as portfolio managers for the portion of the Fund’s assets allocated to Wellington Management.

Effective on the close of business April 14, 2013, the Fund’s Prospectuses are hereby revised as follows:

1.	The subsection entitled “Fees and Expenses of the Fund – Portfolio Turnover” of the Fund’s Prospectuses is hereby deleted and replaced with the following:

Portfolio Turnover % of average value of portfolio

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

At the close of business on April 14, 2013, Schroder Investment Management North America Inc. (“Schroders”) will be terminated as a sub-adviser to the Fund. On or about April 30, 2013, Acadian Asset Management LLC and Wellington Management Company, LLP (“Wellington Management”) will be the two sub-advisers managing the Fund’s assets. During the period from the close of business April 14, 2013 through the close of business on April 29, 2013, the Fund is in a transition period during which time a transition manager will sell all or most of the assets managed by Schroders in preparation for Wellington Management managing these assets beginning on or about April 30, 2013, which will result in significant buy and sell transactions. These transactions could result in the realization of taxable gains or losses for the Fund resulting in taxable distributions to the Fund’s shareholders. In addition, these transactions will result in transaction costs which will be borne by the shareholders.

2.	The section entitled “Principal Investment Strategies” of the Fund’s Prospectuses is hereby deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small market capitalization companies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Fund currently considers small-capitalization companies to be those that have a market capitalization, at the time of purchase, of up to $5 billion. At least 65% of the Fund’s assets will normally be invested in companies located outside the United States, including companies located in countries with emerging securities markets. The Fund may invest up to 35% of its assets in U.S. issuers. The Fund may hold both growth and value stocks and at times may favor one over the other based on available opportunities.

The Fund invests primarily in common stocks or securities convertible into common stocks of international issuers, but may invest from time to time in such instruments as forward currency contracts, futures contracts, rights, and depositary receipts. The Fund may invest in forward currency contracts or futures contracts to hedge currency and for implementation of a currency model within the portfolio. The Fund may invest in futures contracts to allow market exposure in a cost efficient way, maintain exposure to an asset class in the case of large cash flows, and to have access to a particular market in which the Fund wishes to invest.

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

Acadian Asset Management LLC (“Acadian”) and Wellington Management Company, LLP (“Wellington Management”) (each a “Sub-Adviser” and collectively “Sub-Advisers”) provide the day-to-day management of the Fund. The Sub-Advisers act independently of each other and use their own methodology for selecting investments. ING Investments, LLC, the Fund’s investment adviser, will determine the amount of Fund assets allocated to Acadian and Wellington Management.

Each Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

Acadian Asset Management LLC

Acadian employs a quantitative investment process which is driven by proprietary valuation models that combine a bottom-up view of the attractiveness of individual securities within each market with a top-down view of the attractiveness of each region/industry group, thereby capturing value-added at both the stock and the region/industry levels.

Wellington Management Company, LLP

Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates, including the firm’s proprietary research, local brokers, and company and local referrals. The sources used depend greatly on the issuer’s region and industry. Long-term investment themes based on general economic factors, along with cost of capital and liquidity forecasts, are important in targeting research efforts.

A candidate for purchase in the portfolio is subjected to extensive fundamental analysis. Wellington Management seeks candidates that exhibit some combination of:

•	a well-articulated business plan,
•	experienced management,
•	a sustainable competitive advantage, and
•	strong financial characteristics.

In addition, valuation analysis, including relevant industry valuations, is used to compare the results to a global and local peer group of companies. Companies that compare favorably with the fundamentals, growth, and valuation characteristics of peers are strong candidates for the portfolio. In implementing purchase decisions, consideration is given to size, liquidity and volatility. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities.

3.	The section entitled “Portfolio Management” of the Fund’s Prospectuses is hereby deleted and replaced with the following:

At the close of business on April 14, 2013, Schroder Investment Management North America Inc. (“Schroders”) will be terminated as a sub-adviser to the Fund. On or about April 30, 2013, Acadian Asset Management LLC and Wellington Management Company, LLP will be the two sub-advisers managing the Fund’s assets. From the close of business on April 14, 2013 through the close of business on April 29, 2013 the Fund’s assets previously managed by Schroders will be managed by a transition manager in preparation for Wellington Management managing these assets beginning on or about April 30, 2013. Effective on or about April 30, 2013, the following serve as adviser, sub-adviser, and portfolio managers to the Fund:

PORTFOLIO MANAGEMENT

Investment Adviser

ING Investments, LLC

Sub-Adviser	Acadian Asset Management LLC
Portfolio Managers
John R. Chisholm, CFA	Brian K. Wolahan, CFA
Portfolio Manager (since 3/05)	Portfolio Manager (since 2/09)
Constantine P. Papageorgiou, CFA	Patrick J. McCafferty, CFA
Portfolio Manager (since 2/09)	Portfolio Manager (since 3/11)

Sub-Adviser	Wellington Management Company, LLP
Portfolio Managers
Simon H. Thomas	Daniel Maguire
Portfolio Manager (since 4/13)	Equity Research Analyst (since 4/13)

4.

Effective on or about April 30, 2013, the subsection entitled “Management of the Funds – The Sub-Advisers and Portfolio Managers – ING International Small Cap Fund” of the Fund’s Prospectus is hereby deleted and replaced with the following:

ING International Small Cap Fund

The Multi-Manager Approach

Acadian Asset Management LLC and Wellington Management Company, LLP are the sub-advisers of ING International Small Cap Fund. Each sub-adviser makes investment decisions for the assets it has been allocated to manage. The Adviser may change the allocation of the Fund’s assets between the sub-advisers as it determines necessary to pursue the Fund’s investment objective.

ING Investments, LLC will determine what it believes to be the optimal allocation of the assets under management between the two sub-advisers. Subsequent inflows and outflows will be allocated between the two sub-advisers to maintain this allocation.

Acadian Asset Management LLC

Acadian Asset Management LLC (“Acadian” or “Sub-Adviser”), is a registered investment adviser and a subsidiary of Old Mutual Asset Managers (US) LLC which is ultimately owned by Old Mutual plc.

Acadian is a Boston-based investment management firm specializing in active global and international equity strategies. Acadian was founded in 1986 and over the last two decades the firm has served some of the world’s largest and most sophisticated fund sponsors. Acadian invests on behalf of major pension funds, endowments, foundations and other institutions based in the United States and abroad.

Acadian employs a quantitative, active, bottom-up investment process that combines stock and region/industry group valuation to arrive at a return forecast for each of the 40,000 securities in its global universe. Their investment philosophy is that markets are inefficient, creating discrepancies between a stock’s intrinsic value and its market price, and that disciplined valuation techniques applied to a very broad universe of stocks can identify undervalued securities that are likely to rise in price.

The principal address of Acadian is 260 Franklin Street, Boston, MA 02110. As of December 31, 2012, Acadian had assets under management of approximately $51.9 billion.

The following individuals are jointly responsible for the day-to-day management of ING International Small Cap Fund’s assets allocated to Acadian.

John R. Chisholm, CFA, Executive Vice President, and Chief Investment Officer, joined Acadian in July 1987. He oversees Acadian’s investment process and investment team, and manages Acadian portfolios and directs research.

Constantine P. Papageorgiou, Ph.D., CFA, Senior Vice President, and Senior Portfolio Manager, joined Acadian in August 2006 and is a member of the research and portfolio management team, where he contributes to improving investment processes, portfolio management, and supporting marketing and client service. His research focus at Acadian spans areas such as applications of machine learning and pattern recognition technologies, and frontier markets investing.

Brian K. Wolahan, CFA, Senior Vice President, and Director, Portfolio Management, joined Acadian in March 1990. In addition to his role as Senior Portfolio Manager, he has oversight of portfolio management policy.

Patrick J. McCafferty, CFA, Senior Vice President and Portfolio Manager, joined Acadian in March 2004. As a member of the portfolio management team, he contributes to improving the investment process, manages portfolios, and supports marketing and client service efforts.

Wellington Management Company, LLP

Wellington Management Company, LLP (“Wellington Management” or “Sub-Adviser”) is a Massachusetts limited liability partnership. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. The principal address of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210. As of December 31, 2012, Wellington Management had investment management authority with respect to approximately $758 billion in assets.

The following individuals are jointly responsible for the day-to-day management of ING International Small Cap Fund’s assets allocated to Wellington Management.

Simon H. Thomas, Senior Vice President and Equity Portfolio Manager joined Wellington Management as an investment professional in 2002.

Daniel Maguire, CFA, Director and Equity Research Analyst affiliated with Wellington Management, joined Wellington Management as an investment professional in 2004.

Historical adviser/sub-adviser/name and strategies information:
Effective Date	Fund Name	Adviser/Sub-Adviser
04/30/13	No change	Wellington Management Company, LLP was added*
04/15/13	No change	Schroder Investment Management North America Inc. was removed**
02/29/12	ING International Small Cap Fund	No change
02/26/10	No change	Batterymarch Financial Management, Inc. was removed*
12/17/07	ING International SmallCap Multi- Manager Fund	Schroder Investment Management North America Inc. was added*
11/01/06	No change	Batterymarch Financial Management, Inc. was added*
03/01/05	No change	Acadian Asset Management LLC***
05/24/99	No change	ING Investments, LLC
Prior to 05/24/99	ING International SmallCap Fund	Nicholas-Applegate Capital Management
*	Change resulted in a corresponding change to principal investment strategies.
**	Performance for a portion of the Fund prior to the effective date is attributable to a previous sub-adviser.
***	Performance prior to the effective date is attributable to the previous adviser/sub-adviser.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ING Mutual Funds

ING International Small Cap Fund

(“Fund”)

Supplement dated March 15, 2013

to the Fund’s Class A, Class B, Class C, Class I, Class O, and Class W

Statement of Additional Information (“SAI”)

dated February 28, 2013

On March 7, 2013, the Fund’s Board of Trustees (“Board”) approved replacing Schroder Investment Management North America Inc. (“Schroders”) as a sub-adviser to the Fund with Wellington Management Company, LLP (“Wellington Management”) effective beginning April 30, 2013. Schroders currently manages a portion of the Fund’s assets, and Acadian Asset Management LLC (“Acadian”) currently manages the other portion of the Fund’s assets. From the close of business on April 14, 2013 through the close of business on April 29, 2013, the Fund will be in a “transition period” during which time a transition manager will sell all or most of the assets managed by Schroders and the transition manager may hold a large portion of the Fund’s assets in temporary investments. During this time, the Fund may not be pursuing its investment objective and strategies, and limitation on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in significant buy and sell transactions. Such transactions may be made at a disadvantageous time and may result in the realization of taxable gains or losses for the Fund resulting in taxable distributions to the Fund’s shareholders. In addition, these transactions will also result in transactional costs, which are ultimately borne by shareholders. Effective on or about April 30, 2013, Acadian and Wellington Management will be the two sub-advisers managing the Fund’s assets. In conjunction with the change to one of the Fund’s sub-advisers from Schroders to Wellington Management, Matthew Dobbs will be replaced as the Fund’s portfolio manager with Simon H. Thomas and Daniel Maguire.

Effective on the close of business April 14, 2013, the Fund’s SAI is hereby revised as follows:

1.	All references to “Schroder Investment Management North America Inc.” and “Schroders” as a sub-adviser to the Fund are hereby deleted in their entirety.

Effective on or about April 30, 2013, the Fund’s SAI is hereby revised as follows:

2.	The line item with respect to the Fund in the table included in the first paragraph of the section entitled “Adviser” is hereby deleted and replaced with the following:

Fund	Sub-Adviser
ING International Small Cap	Acadian Asset Management LLC (“Acadian”) Wellington Management Company, LLP (“Wellington Management”)

3.	The subsection entitled “Sub-Advisory Agreements – International Small Cap Fund” in the section entitled “Sub-Advisers” is hereby deleted and replaced with the following:

International Small Cap Fund

Pursuant to a Sub-Advisory Agreement dated March 1, 2005 between the Adviser and Acadian and a Sub-Advisory Agreement dated April 30, 2013 between the Adviser and Wellington Management, Acadian and Wellington Management serve as the Sub-Advisers to International Small Cap Fund. The two sub-advisers act independently of each other and use their own methodology for selecting investments. In this capacity, Acadian and Wellington Management, subject to the supervision of the Adviser and the Trustees of the Fund, on behalf of the Fund, manage the Fund’s portfolio investments, consistent with the Fund’s investment objective, and execute any of the Fund’s investment policies that they deem appropriate to utilize from time to time. Acadian’s address is 260 Franklin Street, 23rd Floor, Boston, MA 02110. Wellington Management’s address is 280 Congress Street, Boston, Massachusetts 02210.

4.	The line item with respect to the Fund in the table of the subsection entitled “Sub-Advisers – Sub-Advisory Fees” is hereby deleted and replaced with the following:

Fund	Annual Sub-Advisory Fee
ING International Small Cap

Acadian

0.500% on the first $140 million of the Fund’s average daily net assets; 0.450% on the next $860 million of the Fund’s average daily net assets; and 0.425% of the

Fund’s average daily net assets in excess of $1 billion.

Wellington Management

0.600% of the Fund’s average daily net assets.

5.	The sub-section entitled “Portfolio Managers – ING International Small Cap Fund – Schroders” of the Fund’s SAI is hereby deleted and replaced with the following:

Wellington Management

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2012:

Portfolio Managers	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Simon H. Thomas	2	$342,863,307	7	$233,493,496	4	[1]	$155,917,985
Daniel Maguire	1	$233,245,697	2	$13,923,623	1		$36,135,925
1	1 account with assets of $109,617,610 is subject to performance fees.

Potential Material Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial

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intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (the “Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax, and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mr. Thomas also manages accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high-quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

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Compensation

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-advisory Agreement between Wellington Management and the Adviser on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information is as of the fiscal year ended December 31, 2012.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is generally a fixed amount that is determined by the Managing Partners of the firm. The base salary for the other Investment Professionals is determined by the Investment Professional’s experience and performance in her role as a Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Thomas is a partner of the firm.

Fund	Benchmark Index and/or Peer Group for Incentive Period
ING International Small Cap Fund	MSCI EAFE® SmallCap Index

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Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by each portfolio manager as of December 31, 2012 including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Managers	Dollar Range of Fund Shares Owned
Simon H. Thomas	None
Daniel Maguire	None

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